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                                                                                                     EXHIBIT 99(i)




                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                           Dec. 27,
   (dollars in millions)                                                                                      2002
   --------------------------------------------------------------------------------                       --------


   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                       $ 10,211
                                                                                                          --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES OR
        DEPOSITED WITH CLEARING ORGANIZATIONS......................................                          7,375
                                                                                                          --------

   SECURITIES FINANCING TRANSACTIONS
     Receivables under resale agreements...........................................                         75,292
     Receivables under securities borrowed transactions............................                         45,543
                                                                                                          --------
                                                                                                           120,835


   TRADING ASSETS, AT FAIR VALUE (includes securities pledged as collateral of $11,344)
     Contractual agreements........................................................                         38,728
     Corporate debt and preferred stock............................................                         18,569
     Mortgages, mortgage-backed, and asset-backed securities.......................                         14,987
     Equities and convertible debentures...........................................                         13,530
     U.S. Government and agencies..................................................                         10,116
     Non-U.S. governments and agencies.............................................                         10,095
     Municipals and money markets..................................................                          5,535
                                                                                                          --------
                                                                                                           111,560

   INVESTMENT SECURITIES...........................................................                         81,787
                                                                                                          --------

   SECURITIES RECEIVED AS COLLATERAL...............................................                          2,020
                                                                                                          --------

   OTHER RECEIVABLES
     Customers (net of allowance for doubtful accounts of $79).....................                         35,317
     Brokers and dealers...........................................................                          8,485
     Interest and other............................................................                         10,581
                                                                                                          --------
                                                                                                            54,383

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $265)..........                         34,735

   SEPARATE ACCOUNTS ASSETS........................................................                         13,042

   EQUIPMENT AND FACILITIES (net of accumulated depreciation and
       amortization of $4,671).....................................................                          3,080

   GOODWILL (net of accumulated amortization of $984)..............................                          4,446

   OTHER ASSETS....................................................................                          4,454
                                                                                                          --------

   TOTAL ASSETS....................................................................                       $447,928
                                                                                                          ========
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                                                                                                     EXHIBIT 99(i)

                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                           Dec. 27,
   (dollars in millions, except per share amount)                                                             2002
   -----------------------------------------------------------------------------                        ----------

   LIABILITIES

   SECURITIES FINANCING TRANSACTIONS
     Payables under repurchase agreements........................................                       $   85,378
     Payables under securities loaned transactions...............................                            7,640
                                                                                                        ----------
                                                                                                            93,018
                                                                                                        ----------


   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                            5,353
                                                                                                        ----------

   DEPOSITS......................................................................                           81,842
                                                                                                        ----------

   TRADING LIABILITIES, AT FAIR VALUE
     Contractual agreements......................................................                           45,202
     U.S. Government and agencies................................................                           14,678
     Non-U.S. governments and agencies ..........................................                            7,952
     Corporate debt, municipals and preferred stock .............................                            6,500
     Equities and convertible debentures.........................................                            4,864
                                                                                                        ----------
                                                                                                            79,196
                                                                                                        ----------

   OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL........................                            2,020
                                                                                                        ----------

   OTHER PAYABLES
     Customers...................................................................                           28,569
     Brokers and dealers.........................................................                           16,541
     Interest and other..........................................................                           20,724
                                                                                                        ----------
                                                                                                            65,834
                                                                                                        ----------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                            3,566
                                                                                                        ----------

   SEPARATE ACCOUNTS LIABILITIES.................................................                           13,042
                                                                                                        ----------

   LONG-TERM BORROWINGS..........................................................                           78,524
                                                                                                        ----------

   TOTAL LIABILITIES.............................................................                          422,395
                                                                                                        ----------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                            2,658
                                                                                                        ----------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued and outstanding,
      liquidation preference $10,000 per share)..................................                              425
                                                                                                        ----------

   COMMON STOCKHOLDERS' EQUITY
     Shares exchangeable into common stock.......................................                               58
     Common stock, par value $1.33 1/3 per share;
      authorized: 3,000,000,000 shares;
      issued: 983,502,078 shares.................................................                            1,311
     Paid-in capital.............................................................                            5,315
     Accumulated other comprehensive loss (net of tax)...........................                             (570)
     Retained earnings...........................................................                           18,072
                                                                                                        ----------
                                                                                                            24,186
   Less: Treasury stock, at cost:  116,211,158 shares............................                              961
            Unamortized employee stock grants....................................                              775
                                                                                                        ----------

   TOTAL COMMON STOCKHOLDERS' EQUITY.............................................                           22,450
                                                                                                        ----------

   TOTAL STOCKHOLDERS' EQUITY....................................................                           22,875
                                                                                                        ----------

   TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY SUBSIDIARIES,
        AND STOCKHOLDERS' EQUITY.................................................                         $447,928
                                                                                                        ==========


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